THE BANK OF NEW YORK [GRAPHIC OMITTED]


                                                            Dated: July 28, 2006

                              RATE CAP TRANSACTION

                           RE: BNY REFERENCE NO. 38102

Ladies and Gentlemen:

        The purpose of this letter agreement ("AGREEMENT") is to confirm the terms and conditions of the rate cap Transaction entered into on the Trade Date specified below (the "Transaction") between The Bank of New York ("BNY"), a trust company duly organized and existing under the laws of the State of New York and Deutsche Bank Trust Company Americas, not individually, but solely as Trustee on behalf of RALI Series 2006-QS9 Trust, Mortgage Asset Backed Pass Through Certificates, Series 2006 QS9 (the "COUNTERPARTY"). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA FORM MASTER AGREEMENT" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement

        1. FORM OF AGREEMENT. This Agreement is subject to the 2000 ISDA Definitions (the "DEFINITIONS"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA FORM MASTER AGREEMENT"). An ISDA Form Master Agreement, as modified by the Schedule terms in Section 4 of this Confirmation (the "MASTER AGREEMENT"), shall be deemed to have been executed by you and us on the date we entered into the Transaction. Each party hereto agrees that the Master Agreement deemed to have been executed by the parties hereto shall be the same Master Agreement referred to in the agreement setting forth the terms of transaction reference numbers 38103, 38154 and 38169. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Capitalized terms not otherwise defined herein or in the Definitions or the Master Agreement shall have the meaning defined for such term in the Series Supplement, dated as of July 1, 2006, to the Standard Terms of Pooling and Servicing Agreement, dated as of March 1, 2006 (together the "Pooling and Servicing Agreement").

        2.      CERTAIN  TERMS.  The terms  of  the  particular   Transaction to
which this Confirmation relates are as follows:

        Type of Transaction:        Rate Cap

        Notional Amount:            With respect to any Calculation  Period, the
                                    lesser of: (i) the amount set forth for such
                                    period on  Schedule  I  attached  hereto for
                                    such   Calculation   Period   and  (ii)  the
                                    Certificate  Principal  Balance of the Class
                                    I-A-5   Certificates   (as  defined  in  the
                                    Pooling and Servicing Agreement) for such Floating Rate Payer Payment Date.

                                    The Trustee  under the Pooling and Servicing
                                    Agreement shall provide at least five (5) business days notice prior to each Floating Rate Payer Payment Date for each Calculation Period to The Bank of New York if the Certificate Principal Balance of the Class I-A-5 Certificates is less than the Schedule I attached hereto.

        Trade Date:                 July 6, 2006

        Effective Date:             August 25, 2006

        Termination Date:           May  25,  2011,  subject  to  adjustment  in
                                    accordance  with the Following  Business Day
                                    Convention.

    FIXED AMOUNTS:

        Fixed Amount Payer:         Deutsche Bank Securities Inc.

        Fixed Amount:               USD 464,000.00

        Fixed Amount
        Payment Date:               July 28, 2006

    FLOATING AMOUNTS:

        Floating Rate Payer:        BNY

        Cap Rate:                   5.30%

        Floating Rate Payer
              Period End  Dates:    The 25th  calendar  day of each month during
                                    the  Term  of this  Transaction,  commencing
                                    September   25,   2006  and  ending  on  the
                                    Termination Date, with No Adjustment.

        Floating Rate Payer
                  Payment Dates:    Early  Payment  shall  be  applicable.   The
                                    Floating  Rate Payer  Payment  Date shall be
                                    two  (2)  Business   Days   preceding   each
                                    Floating Rate Payer Period End Date.

        Floating Rate Option:       USD-LIBOR-BBA;  provided,  however,  if  the
                                    Floating Rate  determined from such Floating
                                    Rate Option for a Calculation Period is greater than 8.80% then the Floating Rate for such Calculation Period shall be deemed equal to 8.80%.

        Designated Maturity:        One month

        Floating Rate Day
        Count Fraction:             30/360

        Reset Dates:                The first day of each Calculation Period

        Compounding:                Inapplicable

        Business Days:              New York

        Calculation Agent:          BNY

        Additional Payment:         Counterparty represents and warrants that it
                                    has directed  Deutsche Bank  Securities Inc.
                                    to make payment of the Fixed Amount on its behalf.

        3.      ADDITIONAL PROVISIONS:

                1) RELIANCE. Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein.

                2) TRANSFER, AMENDMENT AND ASSIGNMENT. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless each of Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc ("S&P") and Moody's Investors Service, Inc. ("MOODY'S"), has been provided notice of the same and confirms in writing (including by facsimile transmission) that it will not downgrade, qualify, withdraw or otherwise modify its then-current ratings on the Certificates issued under the Pooling and Servicing Agreement (the "CERTIFICATES").

        4.      PROVISIONS   DEEMED   INCORPORATED   IN A SCHEDULE TO THE MASTER
                AGREEMENT:

                1)      NO  NETTING   BETWEEN   TRANSACTIONS.     The    parties
                agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

                2)     TERMINATION  PROVISIONS.   Subject to  the  provisions of
                Paragraph 4(11) below, for purposes of the Master Agreement:

                        (a) "SPECIFIED ENTITY" is not applicable to BNY or Counterparty for any purpose.

                        (b)     "BREACH  OF  AGREEMENT"   provision  of  Section
                                5(a)(ii) will not apply to BNY or Counterparty.

                        (c) "CREDIT SUPPORT DEFAULT" provisions of Section 5(a)(iii) will not apply to BNY or Counterparty.

                        (d)     "MISREPRESENTATION"    provisions   of   Section
                                5(a)(iv) will not apply to BNY or Counterparty.

                        (e) "DEFAULT UNDER SPECIFIED TRANSACTION" is not applicable to BNY or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BNY or Counterparty.

                        (f)     The  "CROSS   DEFAULT"   provisions  of  Section
                                5(a)(vi)   will   not   apply   to   BNY  or  to
                                Counterparty.

                        (g)     The    "BANKRUPTCY"    provisions   of   Section
                                5(a)(vii)(2) will not apply to Counterparty.

                        (h)     The "CREDIT  EVENT UPON  MERGER"  provisions  of
                                Section 5(b)(iv) will not apply to BNY or Counterparty.

                        (i)     The "AUTOMATIC EARLY  TERMINATION"  provision of
                                Section 6(a) will not apply to BNY or to Counterparty.

                        (j) PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e) of this Agreement:

                                (i)     Market Quotation will apply.

                                (ii)    The Second Method will apply.

                        (k)     "TERMINATION CURRENCY"     means   United States
                                Dollars.

                3)      TAX REPRESENTATIONS.

                        (a)     PAYER   REPRESENTATIONS.   For  the  purpose  of
                                Section 3(e) of this Agreement, BNY and Counterparty make the following representations:

                                It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

                                (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

                                (ii) the satisfaction of the agreement contained in Section 4 (a)(i) or 4(a)(iii) of this Agreement and the
                                        accuracy   and   effectiveness   of  any
                                        document  provided  by the  other  party
                                        pursuant   to   Section   4  (a)(i)   or
                                        4(a)(iii) of this Agreement; and

                                 (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice of its legal or commercial position.

                        (b)     PAYEE   REPRESENTATIONS.   For  the  purpose  of
                                Section 3(f) of this Agreement, BNY and Counterparty make the following representations.

                                (i) The following representation will apply to BNY:

                                        (x) It is a "U.S.  person" (as that term
                                        is used in section 1.1441-4(a)(3)(ii) of
                                        the United States Treasury  Regulations)
                                        for  United  States  federal  income tax
                                        purposes, (y) it is a trust company duly
                                        organized and existing under the laws of
                                        the State of New York,  and (y) its U.S.
                                        taxpayer    identification   number   is
                                        135160382.

                                (ii) The following representation will apply to the Counterparty:

                                        The beneficial owner of payments made to
                                        it  under  this  Agreement  is  a  "U.S.
                                        person" (as that term is used in section
                                        1.1441-4(a)(3)(ii)   of  United   States
                                        Treasury Regulations) for United States federal income tax purposes.

        4)      DOCUMENTS TO BE DELIVERED. FOR THE PURPOSE OF SECTION 4(A):

                (a)     Tax forms, documents or certificates to   be   delivered
                        are:



PARTY REQUIRED TO                                               DATE BY WHICH           COVERED BY SECTION
DELIVER DOCUMENT        FORM/DOCUMENT/ CERTIFICATE              TO BE DELIVERED         3(D) REPRESENTATION

BNY and            Any document required or reasonably           Upon the execution and         Yes
Counterparty       requested to allow the other party to         delivery of this
                   make payments under this Agreement            Agreement
                   without any deduction or withholding
                   for or on the account of any tax.


                                       5

                (b)     Other documents to be delivered are:

PARTY REQUIRED TO         FORM/DOCUMENT/ CERTIFICATE            DATE BY WHICH TO        COVERED BY SECTION
DELIVER DOCUMENT                                                BE DELIVERED            3(D) REPRESENTATION

BNY                A certificate of an authorized officer       Upon the execution and          Yes
                   of the party, as to the incumbency and       delivery of this
                   authority of the respective officers of      Agreement
                   the party signing this Agreement, any
                   relevant Credit Support Document, or
                   any Confirmation as the case may be

Counterparty       (i) a copy of the executed Pooling           Upon the execution and          Yes
                   and Servicing Agreement, and (ii) an         delivery of this
                   incumbency certificate verifying             Agreement
                   the true signatures and authority
                   of the person or persons signing
                   this  letter agreement on behalf of
                   the Counterparty

BNY                A copy of the most recent publicly           Promptly after request          Yes
                   available regulatory call report.            by the other party

BNY                Legal Opinion as to enforceability of        Upon the execution and          Yes
                   this Agreement                               delivery of this
                                                                Agreement.

Counterparty       Certified copy of the Board of Directors     Upon the execution and          Yes
                   resolution (or equivalent authorizing        delivery of this
                   documentation) which sets forth the          Agreement.
                   authority of each signatory to the
                   Confirmation signing on its behalf and
                   the authority of such party to enter
                   into Transactions contemplated and
                   performance of its obligations hereunder.

        5)      MISCELLANEOUS.

               (a) ADDRESS FOR NOTICES: For the purposes of Section 12(a) of this Agreement:

                        Address for notices or communications to BNY:

                             The Bank of New York
                             Swaps and Derivative Products Group
                             Global Market Division
                             32 Old Slip 15th Floor
                             New York, New York 10286
                             Attention: Steve Lawler

                             with a copy to:

                             The Bank of New York
                             Swaps and Derivative Products Group
                             32 Old Slip 16th Floor
                             New York, New York 10286
                             Attention: Andrew Schwartz
                             Tele: 212-804-5103
                             Fax: 212-804-5818/5837

                             (For all purposes)

                        Address   for   notices   or   communications   to   the
                        Counterparty:

                             Deutsche Bank Trust Company Americas
                             Attn: Trust Administration-
                             RALI 2006-QS9
                             1761 East St. Andrew Place
                             Santa Ana, CA 92705

                             With a copy to:

                             Residential Funding Corporation
                             8400 Normandale Lake Blvd,
                             Suite 600
                             Minneapolis, MN 55437
                             Attn: Rory Bluhm

                             (For all purposes)

               (b)      PROCESS AGENT. For the purpose of Section 13(c):

                        BNY appoints as its Process Agent:  Not Applicable

                        The Counterparty appoints as its Process Agent:      Not
                        Applicable

               (c) OFFICES. The provisions of Section 10(a) will not apply to this Agreement; neither BNY nor the Counterparty have any Offices other than as set forth in the Notices Section and BNY agrees that, for purposes of Section 6(b) of this Agreement, it shall not in future have any Office other than one in the United States.

               (d) MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:

                             BNY is not a Multibranch Party.

                             The Counterparty is not a Multibranch Party.

               (e)      CALCULATION AGENT.   The Calculation Agent is BNY.

               (f) CREDIT SUPPORT DOCUMENT. Not applicable for either BNY or the Counterparty.

               (g)      CREDIT SUPPORT PROVIDER.

                                BNY: Not Applicable

                                The Counterparty: Not Applicable

               (h) GOVERNING LAW. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

               (i) SEVERABILITY. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

                        The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

               (j) RECORDING OF CONVERSATIONS. Each party (i) consents to the recording of telephone conversations between the trading, marketing and other relevant personnel of the parties in connection with this Agreement or any potential Transaction, (ii) agrees to obtain any necessary consent of, and give any necessary notice of such recording to, its relevant personnel and (iii) agrees, to the extent permitted by applicable law, that recordings may be submitted in evidence in any Proceedings.

               (k) WAIVER OF JURY TRIAL. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

               (l)      [RESERVED].

               (m) LIMITATION ON INSTITUTION OF BANKRUPTCY PROCEEDINGS. BNY shall not institute against or cause any other person to institute against, or join any other person in instituting against the Counterparty, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, under any of the laws of the United States or any other jurisdiction, for a period of one year and one day (or, if longer, the applicable preference period) following indefeasible payment in full of the Certificates.

               (n) REMEDY OF FAILURE TO PAY OR DELIVER. The ISDA Form Master Agreement in hereby amended as follows:

                        The word "third" shall be replaced by the word "second" in the third line of Section 5(a)(i) of the ISDA Form Master Agreement.

               (o) "AFFILIATE" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that the Counterparty shall be deemed not to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

        6) ADDITIONAL REPRESENTATIONS. Section 3 of the ISDA Form Master Agreement is hereby amended by adding, before the close parenthesis in the introductory sentence thereof, the words ", and, in the case of the representations in Section 3(i), at all times", and, at the end thereof, the following Sections 3(g), 3(h) and 3(i):

                "(g) RELATIONSHIP BETWEEN PARTIES.

                        (1) NONRELIANCE. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

                        (2)     EVALUATION AND UNDERSTANDING.

                                (i) It is acting for its own account and has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction and, in the case of Deutsche Bank Trust Company Americas, it has entered into this Agreement pursuant to direction received by it under the Pooling and Servicing Agreement; it is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into such transaction; it being understood that information and explanations related to the terms and conditions of such transaction shall not be considered investment advice or a recommendation to enter into such transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the transaction; and

                                (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume (and does, in fact assume) those risks, financially and otherwise.

                        (3) PRINCIPAL. The other party is not acting as a fiduciary or an advisor for it in respect of this Transaction.

                (h) EXCLUSION FROM COMMODITIES EXCHANGE ACT. (A) It is an "eligible contract participant" within the meaning of
                        Section 1a(12) of the Commodity Exchange Act, as amended; (B) this Agreement and each Transaction is subject to individual negotiation by such party; and (C) neither this Agreement nor any Transaction will be executed or traded on a "trading facility" within the meaning of Section 1a(33) of the Commodity Exchange Act, as amended.

        7) SET-OFF. Notwithstanding any provision of this Agreement or any other existing or future agreement (but without limiting the provisions of Section 2(c) and Section 6 of the Master Agreement), each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The last sentence of the first paragraph of Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

        8)     ADDITIONAL   TERMINATION   EVENTS.   The   following   Additional
               Termination Events will apply:

               (i) DOWNGRADE. BNY fails to comply with the Downgrade Provisions as set forth in Paragraph 4(9). BNY shall be the sole Affected Party.

        9)     RATINGS DOWNGRADE. For purposes of each Transaction:

               (i)      CERTAIN DEFINITIONS.

                        (A) "RATING AGENCY CONDITION" means, with respect to any particular proposed act or omission to act hereunder, that the Trustee shall have received prior written confirmation from each of the applicable Rating Agencies, and shall have provided notice thereof to BNY, that the proposed action or inaction would not cause a downgrade or withdrawal of their then-current ratings of the Certificates.

                        (B) "QUALIFYING RATINGS" means, with respect to the debt of any assignee or guarantor under Paragraph 4(9)(ii) below,

                             (x) a short-term unsecured and unsubordinated debt rating of "P-1" (not on watch for downgrade), and a long-term unsecured and unsubordinated debt of "A1" (not on watch for downgrade) (or, if it has no short-term unsecured and unsubordinated debt rating, a long term rating of "Aa3" (not on watch for downgrade) by Moody's, and

                             (y) a short-term unsecured and unsubordinated debt rating of "A-1" by S&P, and

                             (z) a short-term unsecured and unsubordinated debt rating of "F-1" by Fitch.

                        (C)     A  "COLLATERALIZATION  EVENT" shall  occur  with
                        respect  to  BNY  (or  any  applicable   credit  support
                        provider) if:

                             (x) its short-term unsecured and unsubordinated debt rating is reduced to "P-1" (and is on watch for downgrade) or below, and its long-term unsecured and unsubordinated debt is reduced to "A1" (and is on watch for downgrade) or below (or, if it has no short-term unsecured and unsubordinated debt rating, its long term rating is reduced to "Aa3" (and is on watch for downgrade) or below) by Moody's, or

                             (y) its short-term unsecured and unsubordinated debt rating is reduced below "A-1" by S&P ; or

                             (z) its short-term unsecured and unsubordinated debt rating is reduced below "F-1" by Fitch.

                        (D) A "RATINGS EVENT" shall occur with respect to BNY (or any applicable credit support provider) if:

                             (x) its short-term unsecured and unsubordinated debt rating is withdrawn or reduced to "P-2" or below by Moody's and its long-term unsecured and unsubordinated debt is reduced to "A3" or below (or, if it has no short-term unsecured and unsubordinated debt rating, its long term rating is reduced to "A2" or below) by Moody's, or

                             (y) its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "BBB-" by S&P, or

                             (z) its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "BBB-" by Fitch.

                        For purposes of (C) and (D) above, such events include those occurring in connection with a merger, consolidation or other similar transaction by BNY or any applicable credit support provider, but they shall be deemed not to occur if, within 30 days (or, in the case of a Ratings Event, 10 Business Days) thereafter, each of the applicable Rating Agencies has reconfirmed the ratings of the Certificates, as applicable, which were in effect immediately prior thereto. For the avoidance of doubt, a downgrade of the rating on the Certificates could occur in the event that BNY does not post sufficient collateral.

                (ii) ACTIONS TO BE TAKEN UPON OCCURRENCE OF EVENT. Subject, in each case set forth in (A) and (B) below, to satisfaction of the Rating Agency Condition:

                        (A) COLLATERALIZATION EVENT. If a Collateralization Event occurs with respect to BNY (or any applicable credit support provider), then BNY shall, at its own expense, within thirty (30) days of such Collateralization Ratings Event:

                             (1) post collateral under agreements and other instruments approved by the Counterparty, such approval not to be unreasonably withheld, which will be sufficient to restore the immediately prior ratings of the Certificates,

                             (2) assign the Transaction to a third party, the ratings of the debt of which (or of the guarantor of which) meet or exceed the Qualifying Ratings, on terms substantially similar to this Confirmation, which party is approved by the Counterparty, such approval not to be unreasonably withheld,

                             (3) obtain a guaranty of, or a contingent agreement of, another person, the ratings of the debt of which (or of the guarantor of which) meet or exceed the Qualifying Ratings, to honor BNY's obligations under this Agreement, provided that such other person is approved by the Counterparty, such approval not to be unreasonably withheld, or

                             (4) establish any other arrangement approved by the Counterparty, such approval not to be unreasonably withheld, which will be sufficient to restore the immediately prior ratings of their Certificates.

                        (B)     RATINGS EVENT.  If a Ratings Event occurs with
                        respect  to  BNY  (or  any  applicable   credit  support
                        provider), then BNY shall, at its own expense, within ten (10) Business Days of such Ratings Event:

                             (1) assign the Transaction to a third party, the ratings of the debt of which (or of the guarantor of which) meet or exceed the Qualifying Ratings, on terms substantially similar to this Confirmation, which party is approved by the Counterparty, such approval not to be unreasonably withheld,

                             (2) obtain a guaranty of, or a contingent agreement of, another person, the ratings of the debt of which (or of the guarantor of which) meet or exceed the Qualifying Ratings, to honor BNY's obligations under this Agreement, provided that such other person is approved by the Counterparty, such approval not to be unreasonably withheld, or

                             (3) establish any other arrangement approved by the Counterparty, such approval not to be unreasonably withheld, which will be sufficient to restore the immediately prior ratings of the Certificates.


        10) COMPLIANCE WITH REGULATION AB. It shall be a disclosure event ("DISCLOSURE EVENT") if, on any Business Day after the date hereof, Sponsor requests from BNY the financial information described in Item 1115(b) of Regulation AB under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") ("REGULATION AB"), (such request to be based on the reasonable determination by Sponsor, in good faith, that such information is required under Regulation AB) (the "REG AB FINANCIAL DISCLOSURE"). Within 10 Business Days of the occurrence of a Reg AB Disclosure Event, BNY, at its own expense, shall (a) provide to the Sponsor the Reg AB Financial Disclosure, or (b) secure another entity to replace BNY as party to this Agreement on terms substantially similar to this Agreement and subject to prior notification to the applicable Rating Agencies, the debt rating of which entity (or guarantor therefor) meets or exceeds the qualified ratings (or which satisfies the Rating Agency Condition) and which entity is able to comply with the requirement of Item 1115(b) of Reg AB. If permitted by Regulation AB, any required Reg AB Financial
               Disclosure may be provided by incorporation by reference from reports filed pursuant to the Exchange Act.

        11) ADDITIONAL PROVISIONS. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if Counterparty has satisfied its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement, and shall, at the time, have no future payment or delivery obligation, whether absolute or contingent, then unless BNY is required pursuant to appropriate proceedings to return to Counterparty or otherwise returns to Counterparty upon demand of Counterparty any portion of such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to Counterparty as the Defaulting Party and
               (b) BNY shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of a Termination Event set forth in either Section 5(b)(i) or Section 5(b)(ii) of the ISDA Form Master Agreement with respect to BNY as the Affected Party or Section 5(b)(iii) of the ISDA Form Master Agreement with respect to BNY as the Burdened Party. For purposes of the Transaction to which this Agreement relates, Counterparty's only obligation under Section 2(a)(i) of the ISDA Form Master Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

        12) PAYMENTS. BNY will, unless otherwise directed by the Trustee, make all payments hereunder to the Trustee. Payment made to the Trustee at the account specified herein or to another account specified in writing by the Trustee shall satisfy the payment obligations of BNY hereunder to the extent of such payment.

        13) LIMITATION OF TRUSTEE LIABILITY. Notwithstanding anything herein to the contrary, it is expressly understood and agreed by the parties hereto that (a) this letter agreement is executed and delivered by Deutsche Bank Trust Company Americas ("DBTCA"), not individually or personally, but solely as Trustee of the RALI Series 2006- QS9 Trust, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the RALI Series 2006-QS9 Trust is made and intended not as personal representations, undertakings and agreements by DBTCA but is made and intended for the purpose of binding only the RALI Series 2006- QS9 Trust, (c) nothing herein contained shall be construed as creating any liability on DBTCA individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto; provided that nothing in this paragraph shall relieve DBTCA from performing its duties and obligations under the Pooling and Servicing Agreement in accordance with the standard of care set forth therein, and (d) under no circumstances shall DBTCA be personally liable for the payment of any indebtedness or expenses of the RALI Series 2006-QS9 Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the RALI Series 2006- QS9 Trust under this letter agreement or any other related documents.

        5.      ACCOUNT DETAILS AND SETTLEMENT INFORMATION:

                Payments to BNY:

                        The Bank of New York
                        Derivative Products Support Department
                        32 Old Slip, 16th Floor
                        New York, New York 10286
                        Attention: Renee Etheart
                        ABA #021000018
                        Account #890-0068-175
                        Reference: Interest Rate Cap

                Payments to Counterparty:

                        Deutsche Bank Trust Company Americas
                        ABA 021-001-033
                        A/C # 01419663
                        A/C Name NYLTD Funds Control - Stars west
                        Ref:  RALI 2006-QS9 Cap Funds


        6.      COUNTERPARTS.    This  Agreement   may  be   executed in several
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

        Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this agreement and returning it via facsimile to Derivative Products Support Dept., Attn: Kenny Au-Yeung at 212-804-5818/5837. Once we receive this we will send you two original confirmations for execution.

        We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

        Very truly yours,

THE BANK OF NEW YORK



By:_______________________________

   Name:

   Title:

The Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.


DEUTSCHE BANK TRUST COMPANY AMERICAS
SOLELY AS TRUSTEE FOR RALI SERIES 2006-QS9 TRUST, MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2006-QS9



By:_______________________________

   Name:

   Title:

                  SCHEDULE I

------------------------------------------------
ACCRUAL START  ACCRUAL END NOTIONAL AMOUNT (IN
     DATE         DATE             USD)
------------------------------------------------
  8/25/2006     9/25/2006     24,920,075.00
------------------------------------------------
  9/25/2006    10/25/2006     24,840,150.00
------------------------------------------------
  10/25/2006   11/25/2006     24,760,225.00
------------------------------------------------
  11/25/2006   12/25/2006     24,680,300.00
------------------------------------------------
  12/25/2006    1/25/2007     24,600,375.00
------------------------------------------------
  1/25/2007     2/25/2007     24,520,450.00
------------------------------------------------
  2/25/2007     3/25/2007     24,440,525.00
------------------------------------------------
  3/25/2007     4/25/2007     24,360,600.00
------------------------------------------------
  4/25/2007     5/25/2007     24,280,675.00
------------------------------------------------
  5/25/2007     6/25/2007     24,200,750.00
------------------------------------------------
  6/25/2007     7/25/2007     24,120,825.00
------------------------------------------------
  7/25/2007     8/25/2007     24,040,900.00
------------------------------------------------
  8/25/2007     9/25/2007     23,960,975.00
------------------------------------------------
  9/25/2007    10/25/2007     23,881,050.00
------------------------------------------------
  10/25/2007   11/25/2007     23,801,125.00
------------------------------------------------
  11/25/2007   12/25/2007     23,721,200.00
------------------------------------------------
  12/25/2007    1/25/2008     23,641,275.00
------------------------------------------------
  1/25/2008     2/25/2008     23,561,350.00
------------------------------------------------
  2/25/2008     3/25/2008     23,481,425.00
------------------------------------------------
  3/25/2008     4/25/2008     23,401,500.00
------------------------------------------------
  4/25/2008     5/25/2008     23,321,575.00
------------------------------------------------
  5/25/2008     6/25/2008     23,241,650.00
------------------------------------------------
  6/25/2008     7/25/2008     23,161,725.00
------------------------------------------------
  7/25/2008     8/25/2008     23,081,800.00
------------------------------------------------
  8/25/2008     9/25/2008     23,001,875.00
------------------------------------------------
  9/25/2008    10/25/2008     22,921,950.00
------------------------------------------------
  10/25/2008   11/25/2008     22,842,025.00
------------------------------------------------
  11/25/2008   12/25/2008     22,762,100.00
------------------------------------------------
  12/25/2008    1/25/2009     22,682,175.00
------------------------------------------------
  1/25/2009     2/25/2009     22,602,250.00
------------------------------------------------
  2/25/2009     3/25/2009     22,522,325.00
------------------------------------------------
  3/25/2009     4/25/2009     22,442,400.00
------------------------------------------------
  4/25/2009     5/25/2009     22,362,475.00
------------------------------------------------

------------------------------------------------
  5/25/2009     6/25/2009     22,282,550.00
------------------------------------------------
  6/25/2009     7/25/2009     22,128,779.81
------------------------------------------------
  7/25/2009     8/25/2009     20,796,115.43
------------------------------------------------
  8/25/2009     9/25/2009     19,498,650.16
------------------------------------------------
  9/25/2009    10/25/2009     18,235,800.93
------------------------------------------------
  10/25/2009   11/25/2009     17,006,994.34
------------------------------------------------
  11/25/2009   12/25/2009     15,811,666.45
------------------------------------------------
  12/25/2009    1/25/2010     14,649,262.67
------------------------------------------------
  1/25/2010     2/25/2010     13,519,237.55
------------------------------------------------
  2/25/2010     3/25/2010     12,421,054.68
------------------------------------------------
  3/25/2010     4/25/2010     11,354,186.50
------------------------------------------------
  4/25/2010     5/25/2010     10,318,114.20
------------------------------------------------
  5/25/2010     6/25/2010      9,312,327.54
------------------------------------------------
  6/25/2010     7/25/2010      8,336,324.70
------------------------------------------------
  7/25/2010     8/25/2010      7,389,612.20
------------------------------------------------
  8/25/2010     9/25/2010      6,471,704.68
------------------------------------------------
  9/25/2010    10/25/2010      5,582,124.84
------------------------------------------------
  10/25/2010   11/25/2010      4,720,403.26
------------------------------------------------
  11/25/2010   12/25/2010      3,886,078.30
------------------------------------------------
  12/25/2010    1/25/2011      3,078,695.95
------------------------------------------------
  1/25/2011     2/25/2011      2,297,809.70
------------------------------------------------
  2/25/2011     3/25/2011      1,542,980.46
------------------------------------------------
  3/25/2011     4/25/2011       813,776.38
------------------------------------------------
  4/25/2011     5/25/2011       109,772.77
------------------------------------------------